Exhibit 10.1

FOURTH AMENDMENT
TO
FIRST AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

RenaissanceRe

THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED REIMBURSEMENT AGREEMENT, dated as of November 22, 2005 (this "Amendment"), is made among RENAISSANCE REINSURANCE LTD., a Bermuda company, RENAISSANCE REINSURANCE OF EUROPE, a company incorporated in Ireland, GLENCOE INSURANCE LTD., a Bermuda company, and DAVINCI REINSURANCE LTD., a Bermuda company (each of the foregoing, an "Account Party"), RENAISSANCERE HOLDINGS LTD., a Bermuda company ("RenRe"), the banks and financial institutions listed on the signature pages hereto or that become parties hereto after the date hereof (collectively, the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as Issuing Bank, Administrative Agent and Collateral Agent for the Lenders.

RECITALS

A.    The Account Parties, RenRe, the Lenders, Wachovia and certain Co-Documentation Agents have entered into a First Amended and Restated Reimbursement Agreement dated as of March 31, 2004, as amended by a First Amendment dated as of November 18, 2004, a Second Amendment dated as of March 11, 2005 and a Third Amendment dated as of April 29, 2005 (such agreement as amended, the "Reimbursement Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Reimbursement Agreement.

B.    The Account Parties have requested that the Reimbursement Agreement be amended to increase the Total Commitment to $1,750,000,000.

C.    The Lenders and Wachovia have agreed to amend the Reimbursement Agreement as requested by the Account Parties and to effect such agreement the parties have entered into this Amendment.

STATEMENT OF AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Account Parties, RenRe, the Lenders and Wachovia (in its various capacities) hereby agree as follows:

ARTICLE I

AMENDMENT

1.1    Amendment to Section 1.1 (Definition of Total Commitment).    Section 1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of "Total Commitment" in its entirety and replacing it as follows:

"Total Commitment" means at any time the lesser of (a) $1,750,000,000 (or such lesser amount as may be agreed in writing among RenRe, the Administrative Agent and the Issuing Bank) and (b) the aggregate amount of the L/C Commitments then in effect.

1.2    Amendment to Section 2.18 (Increase of Total Commitment).    Section 2.18 of the Reimbursement Agreement is hereby amended by deleting the Section in its entirety and replacing it as follows:

Section 2.18 Intentionally Deleted.

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1.3    Amendment to Schedule 1 (L/C Commitments).    Schedule 1 of the Reimbursement Agreement is hereby amended by deleting that Schedule in its entirety and replacing it with the attached Schedule 1.

1.4    Amendment to Other Schedules.    Schedules 4.01(a) and 4.06(d) of the Reimbursement Agreement are hereby amended by deleting those Schedules in their entirety and replacing them with the attached Schedules 4.01(a) and 4.06(d).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

To induce the Lenders and Wachovia to enter into this Amendment and to induce the Lenders to extend the credit contemplated hereby, RenRe and each Account Party individually and severally represents and warrants that:

2.1    Compliance with Reimbursement Agreement.    Each such party is in compliance with all terms and provisions set forth in the Reimbursement Agreement to be observed or performed by them. No Substitution Event, Suspension Event, Default, or Event of Default has occurred and is continuing.

2.2    Representations in Reimbursement Agreement.    The representations and warranties of each such party (with respect to itself and to RIHL) set forth in the Reimbursement Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof after giving effect to the Amendment.

2.3    Other Credit Documents.    Each such party, to the extent it is a party to any of the other Credit Documents, is in compliance with all terms and provisions set forth therein to be observed or performed by it. Nothing herein will affect the validity or enforceability of the other Credit Documents, and all Obligations (including such Obligations as increased pursuant to this Amendment) secured or guaranteed under such other Credit Documents shall remain so secured or guaranteed.

ARTICLE III

GENERAL

3.1    Conditions Precedent.    This Amendment shall be effective as of the date first written above upon receipt by the Administrative Agent of each of the following, each dated as of the date hereof (unless otherwise specified), in form and substance reasonably satisfactory to the Administrative Agent and in sufficient copies for each Lender:

(a) Counterparts of this Amendment duly executed by each Account Party, RenRe, Wachovia (in its various capacities) and each Lender.

(b) A certificate of each Credit Party and RUM, signed on behalf of such Credit Party or RUM by its President, a Director, its Chief Financial Officer, or a Vice President (or equivalent officer) certifying to the continuing full force and effect, both immediately before and after the effectiveness of this Amendment, of each of the following agreements (to the extent such entity is a party thereto): the Pledge Agreement for each Account Party, the Control Agreement for each Account Party, the RIHL Agreement, the RIHL Pledge Agreement, the RIHL Control Agreement, and the RenRe Agreement.

(c) Certified copies of the resolutions of the Board of Directors of each Credit Party approving the transactions contemplated by the Amendment.

(d) A copy of a certificate of the Registrar of Companies, Secretary of State or other appropriate official of the jurisdiction of incorporation of each Credit Party, dated reasonably near the date hereof, certifying as to the good standing (or local equivalent) of such Credit Party to the extent such concept applies in the jurisdiction of incorporation of a Credit Party.

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(e) A certificate of each Credit Party, signed on behalf of such Credit Party by its President, a Director, its Chief Financial Officer, or a Vice President (or equivalent officer) and its Secretary or any Assistant Secretary (the statements made in which certificate shall be true on and as of the date hereof), certifying as to (1) a true and correct copy of the constitutional documents of such Credit Party as in effect on the date on which the resolutions referred to in clause (c) above were adopted and on the date hereof (or certifying that such constitutional documents as previously delivered remain in effect and unchanged), (2) the due incorporation and good standing or valid existence of such Credit Party as a company or corporation organized under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Credit Party, (3) the truth and correctness in all material respects of the representations and warranties made by such Credit Party in the Credit Documents as though made on and as of the date hereof, and (4) the absence of any event occurring and continuing, or resulting from the effectiveness of the Amendment, that constitutes a Substitution Event, a Suspension Event, Default or Event of Default, provided that the Secretary or Assistant Secretary need certify only as to the matters in items (1) and (2) above.

(f) A certificate of the Secretary or an Assistant Secretary of each Credit Party certifying the names, incumbency and true signatures of the officers of such Credit Party authorized to sign this Amendment and the other documents to be delivered hereunder (or certifying that the equivalent certificate delivered previously remains true and accurate in all respects).

(g) A favorable opinion, each in form and substance reasonably satisfactory to the Administrative Agent, of (1) Willkie Farr & Gallagher LLP, special New York counsel for the Credit Parties, (2) Conyers Dill & Pearman, special Bermuda counsel for the Credit Parties (other than RRE), and (3) A&L Goodbody, special Irish counsel for RRE.

(h) Such other documents, certificates, opinions and instruments as the Administrative Agent or any Lender may reasonably request.

3.2    Effect of Amendment.    From and after the effective date hereof, all references to the Reimbursement Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Reimbursement Agreement as amended or modified hereby and as may be further amended, modified, restated or supplemented from time to time. In addition, all terms defined in the Reimbursement Agreement which have been modified pursuant to this Amendment shall have such modified meanings when used in any other Credit Documents. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Reimbursement Agreement except as expressly set forth herein. Except as expressly amended hereby, the Reimbursement Agreement and the other Credit Documents shall remain in full force and effect in accordance with their terms.

3.3    Addition of New Lenders.    Each Lender party to this Amendment that was not previously a party to the Reimbursement Agreement (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to become a Lender under the Reimbursement Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Reimbursement Agreement as a Lender thereunder and, to the extent of its L/C Commitment shown on Schedule 1 hereto, shall have the obligations of a Lender thereunder, (iii) it has received a copy of the Reimbursement Agreement, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (iv) if it is a Foreign Lender, it has separately delivered to the Administrative Agent and the Credit Parties any documentation required to be delivered by it pursuant to the terms of the Reimbursement Agreement, duly completed and executed by such new Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under

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the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Credit Documents are required to be performed by it as a Lender. Upon the effectiveness of this Amendment the aggregate Letter of Credit Participating Interests shall be reallocated among all of the Lenders Pro Rata based upon the L/C Commitments shown on Schedule 1, it being intended that the new Lender's L/C Commitments and Letter of Credit Participating Interests shall be pari passu with those of the other Lenders.

3.4    Applicable Law.    THIS AMENDMENT HAS BEEN EXECUTED, DELIVERED AND ACCEPTED IN, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF).

3.5    Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

3.6    Expenses.    The Account Parties and RenRe agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

3.7    Headings.    The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

3.8    USA Patriot Act Notice.    Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Account Party and RIFL that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies such Account Party or RIHL, which information includes the name and address of such Account Party or RIHL and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Account Party or RIHL in accordance with the Act.

[Signatures begin on following page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RENAISSANCE REINSURANCE LTD.
By: /s/ John M. Lummis Name: John M. Lummis Title: Chief Financial Officer
RENAISSANCE REINSURANCE OF EUROPE
By: /s/ Michael Greene Name: Michael Greene Title: Director
GLENCOE INSURANCE LTD.
By: /s/ John M. Lummis Name: John M. Lummis Title: Chief Financial Officer

(SIGNATURES CONTINUED)

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

DAVINCI REINSURANCE LTD.
By: /s/ John M. Lummis Name: John M. Lummis Title: Director
RENAISSANCERE HOLDINGS LTD.
By: /s/ John M. Lummis Name: John M. Lummis Title: Chief Financial Officer
Address for each Credit Party: Renaissance House 8-20 East Broadway Pembroke HM 19 Bermuda Telecopy: (441) 292-9453

(LENDER SIGNATURES ON FOLLOWING PAGES)

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Collateral Agent, as Issuing Bank and as a Lender
By: /s/ William R. Goley Name: William R. Goley Title: Director

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

NATIONAL AUSTRALIA BANK LIMITED, ABN 12-004-044-937, as Co-Documentation Agent and as a Lender
By: /s/ Clinton M. Johnson Name: Clinton M. Johnson Title: Senior Vice President

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

ING BANK, N.V., LONDON BRANCH, as Co-Documentation Agent and as a Lender
By: /s/ Nick Merchant Name: Nick Merchant Title: Director
By: /s/ Terence R. Bates Name: Terence R. Bates Title: Managing Director

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

BARCLAYS BANK PLC, as Co-Documentation Agent and as a Lender
By: /s/ Paul Johnson Name: Paul Johnson Title: Director

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

LLOYDS TSB BANK PLC, as Managing Agent and as a Lender
By: /s/ Jason Eperon Name: Jason Eperon Title: Assistant Vice President Financial
Institutions USA E-004
By: /s/ Candi Obrentz Name: Candi Obrentz Title: Assistant Vice President Financial
Institutions USA O-013

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

BANK OF AMERICA, N.A., as a Lender
By: /s/ Timothy Cassio Name: Timothy Cassio Title: Vice President

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

CITIBANK, N.A., as a Lender
By: /s/ Michael A. Taylor Name: Michael A. Taylor Title: Managing Director

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

BAYERISCHE HYPO-UND VEREINSBANK AG, as a Lender
By: /s/ Michael F. Dayle Name: Michael F. Dayle Title: Director
By: /s/ Stephen R. Lueker Name: Stephen R. Lueker Title: Director

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Mary K. Young Name: Mary K. Young Title: Vice President

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

UBS LOAN FINANCE LLC, as a Lender
By: /s/ Richard L. Tavron Name: Richard L. Tavron Title: Director
By: /s/ Christopher Aitkin Name: Christopher Aitkin Title: Associate Director

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

THE BANK OF NEW YORK, as a Lender
By: /s/ Richard G. Shaw Name: Richard G. Shaw Title: Vice President

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Ruth Leung Name: Ruth Leung Title: Director
By: /s/ Richard Herder Name: Richard Herder Title: Managing Director

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: /s/ Lawrence Karp Name: Lawrence Karp Title: Senior Vice President

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

MELLON BANK, N.A., as a Lender
By: /s/ Jeffrey R. Dickson Name: Jeffrey R. Dickson Title: First Vice President

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

THE BANK OF NOVA SCOTIA, N.A., as a Lender
By: /s/ Todd Meller Name: Todd Meller Title: Managing Director

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005

BNP PARIBAS, as a Lender
By: /s/ Joshua Landau Name: Joshua Landau Title: Vice President
By: /s/ Barry Chung Name: Barry Chung Title: Vice President

Renaissance Reinsurance Ltd., et al.
Fourth Amendment to A/R Reimbursement Agreement
November 22, 2005